DEBT	12 Months Ended
Dec. 31, 2016
DEBT

6. DEBT

We maintain an unsecured, syndicated revolving credit agreement that provides for borrowings of up to $600,000. Borrowings are used to fund seasonal working capital needs and for other general corporate purposes, including acquisitions, dividends (if and as declared by our Board of Directors), capital expenditures, stock repurchases and issuances of letters of credit. The credit agreement matures on July 1, 2019. Included in the credit facility are a $90,000 swingline subfacility, a letter of credit subfacility and a $75,000 multicurrency borrowing sublimit. On January 24, 2017, we entered into an amendment to this credit agreement, which reduced the letter of credit subfacility from $50,000 to $10,000 and modified certain definitions.

Borrowings under the credit facility bear interest at either LIBOR-based rates plus a spread, which ranges from 87.5 to 250.0 basis-points (LIBOR plus 100.0 basis-points at December 31, 2016), depending on our ratio of total debt to EBITDA, or on rates based on the higher of the Prime rate or the Federal Funds Rate, in each case plus a spread which ranges from 0 to 150.0 basis-points (0 basis-points at December 31, 2016), depending on our ratio of total debt to EBITDA. We pay a variable commitment fee on the unused portion of the commitment under the revolving credit agreement, ranging from 12.5 to 35.0 basis-points (15.0 basis-points at December 31, 2016).

At December 31, 2016 and 2015, $235,294 and $245,300, respectively, were outstanding under the revolving credit agreement. The revolving credit agreement contains customary affirmative and negative covenants, including financial covenants with respect to consolidated leverage and interest coverage ratios, and other customary restrictions. We believe we were in compliance with all covenants at December 31, 2016.